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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 20, 2002
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)

             Virginia                    001-15811             54-1959284
   (State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization)       File Number)       Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On May 20, 2002, the Company issued a press release announcing the acceptance of notes validly tendered in its previously announced exchange offers for two series of Markel International Limited (formerly Terra Nova Insurance
(UK) Holdings plc) notes. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated May 20, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MARKEL CORPORATION


Date:  May 23, 2002                         By:  /s/  Darrell D. Martin
                                            ------------------------------------
                                            Name:  Darrell D. Martin
                                            Title: Executive Vice President and
                                                   Chief Financial Officer